LEASE AGREEMENT


THIS LEASE AGREEMENT is made this 31st day of December, 2000 by and between Richard A. Strahl and Alaska Freightways under the following terms and conditions.

          WHEREAS, Richard A. Strahl is a majority shareholder in Alaska Freightways;

and

           WHEREAS, Richard A. Strahl owns a fleet of trucks in the name of RL Trucking;

and

          WHEREAS, Alaska Freightways desires to lease said fleet of trucks of R. L. Trucking and Richard A. Strahl desires to offer said fleet of trucks for lease;

          NOW THERFORE,

           1. Richard A. Strahl agrees to lease said trucks to Alaska Freightways on an as needed basis until such time as Alaska Freightways can purchase its own trucks;
           2.  Alaska Freightways agrees to lease said trucks as follows:
            a. Lease payments are to include principal and interest and a reasonable amount of monies for insurance and maintenance.
            b. Alaska Freightways agrees to assume responsibility for the payments of all fuel used by said trucks.



                                   /s/RICHARD A. STRAHL



                                   ALASKA FREIGHTWAYS

                                   /s/ Don Nelson
                                                   (signature)
                                   By:  Don Nelson
                                                 (print name and title)

                               E-9
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